Exhibit 10.4

SECOND AMENDMENT TO UNSECURED CREDIT AGREEMENT

This Second Amendment to Unsecured Credit Agreement (the “Amendment”) is made as of August 2, 2012 (the “Effective Date”), by and among BIOMED REALTY, L.P., a Maryland limited partnership (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and such of the lenders (“Lenders”) party to the Loan Agreement (defined below) constituting the Requisite Lenders under the Loan Agreement, and, solely for the purpose of agreeing to the terms and conditions of Section 6 below, BIOMED REALTY TRUST, INC., a Maryland corporation (“Guarantor”).

R E C I T A L S

A. Borrower, Administrative Agent, the Lenders executing this Amendment and certain other Lenders have entered into that certain Unsecured Credit Agreement dated as of July 14, 2011, as amended by that certain First Amendment to Unsecured Credit Agreement dated as of March 30, 2012 (as it may be further amended, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

B. Borrower has requested that Administrative Agent and Lenders agree to amend the Loan Agreement as provided herein.

NOW, THEREFORE, with reference to the foregoing Recitals, all of which are incorporated herein by this reference, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1. Amendments to Defined Terms. The following Definitions from Article 1 of the Loan Agreement are modified as follows:

A. The defined term “Project” is hereby deleted and replaced with the following:

“Project” means any parcel of real property located in (i) the 48 states that comprise the continental United States of America, or (ii) the District of Columbia, or (iii) the United Kingdom, or (iv) France, or (v) Germany, or (vi) Switzerland, which in each case is owned, leased or operated (in each case in whole or in part) by Borrower, or any of its Subsidiaries or Investment Affiliates and which is improved with a building or buildings primarily used or intended to be used for office, office/laboratory, research, warehouse or manufacturing purposes or other ancillary purposes such as a parking garage serving or in the vicinity of any such building.

B. The defined term “Total Unencumbered Asset Value” is hereby deleted and replaced with the following:

“Total Unencumbered Asset Value” means, as of any day, an amount equal to the sum of the following amounts for assets then owned or leased under a Mortgageable Ground Lease by a member of the Consolidated Group or an Investment Affiliate and valued as follows: (i) Adjusted NOI attributable to Unencumbered Projects that are wholly owned in fee simple (or wholly leased under a Mortgageable Ground Lease) by Borrower or a Wholly-Owned Subsidiary of Borrower divided by the Capitalization Rate (excluding, however, for purposes of this clause (i) and the following clauses (ii) and (iii) any such portion of such Adjusted NOI attributable to (a) Unencumbered Projects that were Unstabilized Projects at any time during the Fiscal Quarter with respect to which Adjusted NOI is determined, (b) Unencumbered Projects acquired after the first day of such Fiscal Quarter, or (c) Unencumbered Projects disposed of during or after such Fiscal Quarter); plus, without duplication (ii) the BioMed Pro Rata Share of Adjusted NOI attributable to Unencumbered Projects that are wholly owned in fee simple (or wholly leased under a Mortgageable Ground Lease, or a combination of owned in fee simple and leased under a Mortgageable Ground Lease) by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower, divided by the Capitalization Rate; plus (iii) the Consolidated Group Pro Rata Share of Adjusted NOI attributable to Unencumbered Projects that are wholly owned in fee simple (or wholly leased under a Mortgageable Ground Lease) by an Investment Affiliate, divided by the Capitalization Rate, provided that in the case of clauses (ii) and (iii), if the aggregate amount to be contributed to Total Unencumbered Asset Value on account of the Unencumbered Projects described therein would exceed ten percent (10%) of Total Unencumbered Asset Value, the excess of such aggregate contribution over such maximum percentage shall be excluded; plus (iv) with respect to Unencumbered Projects excluded from clauses (i), (ii) and (iii) because they are Unstabilized Projects, the greater of (a) the portion of such Adjusted NOI attributable to such Unstabilized Projects (or the BioMed Pro Rata Share or Consolidated Group Pro Rata Share, as the case may be, thereof with respect to any such Unstabilized Project owned by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower or owned by an Investment Affiliate), divided by the Capitalization Rate; and (b) the Consolidated Group’s GAAP cost basis (or the BioMed Pro Rata Share or Consolidated Group Pro Rata Share, as the case may be, thereof with respect to any such Unstabilized Project owned by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower or owned by Investment Affiliate) in such Unstabilized Project, provided that, in the case of clause (iv), if the amount to be contributed to Total Unencumbered Asset Value on account of the Unencumbered Projects described in such clause would exceed ten percent (10%) of Total Unencumbered Asset Value, the excess of such contribution over such maximum percentage shall be excluded; plus (v) the Consolidated Group’s GAAP cost basis (or the BioMed Pro Rata Share or Consolidated Group Pro Rata Share, as the case may be, thereof with respect to any such unencumbered land parcel owned by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower or by an Investment Affiliate) of all unencumbered land parcels, provided that, in the case of clause (v), if the amount to be contributed to Total Unencumbered Asset Value on account of the unencumbered land parcels described in such clause would exceed five percent (5%) of Total Unencumbered Asset Value, the excess of such contribution over such maximum percentage shall be excluded; plus (vi) the acquisition cost of all Unencumbered Projects acquired after the first day of the most recent Fiscal Quarter for which Adjusted NOI has been reported and on or prior to such date of determination (or the BioMed Pro Rata Share or Consolidated Group Pro Rata Share, as the case may be, of such acquisition cost with respect to any Unencumbered Project acquired by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower or by an Investment Affiliate),

provided that with respect to each of the foregoing clauses of this sentence, if (X) the amount to be contributed to Total Unencumbered Asset Value on account of any single Unencumbered Project would exceed twenty percent (20%) of Total Unencumbered Asset Value, the excess of such contribution over such maximum percentage shall be excluded and (Y) the amount to be contributed to Total Unencumbered Asset Value on account of Foreign Projects would, in the aggregate, exceed fifteen percent (15%) of Total Unencumbered Asset Value, the excess of such contribution(s) over such maximum percentage shall be excluded. For purposes of determining Total Unencumbered Asset Value, Unencumbered Projects with negative Adjusted NOI, shall be excluded from clauses (i), (ii) or (iii) above.

C. The defined term “Unsecured Term Credit Agreement” is hereby deleted and replaced with the following:

“Unsecured Term Credit Agreement” means that certain Unsecured Credit Agreement dated as of March 30, 2012 by and among the Borrower, KeyBank and certain other lenders identified therein, as amended by that certain First Amendment to Unsecured Credit Agreement dated as of August 2, 2012, as it may be further amended or modified from time to time.

2. Additional Defined Terms. Article 1 of the Loan Agreement is hereby amended by the addition of the following new defined terms having the following meanings as provided herein:

A. “Dollar Equivalent” means on any date of determination, for the purposes of determining compliance with Article 5 or Article 6 or the existence of an Event of Default under Article 9 with respect to any amount denominated in a currency other than Dollars, the equivalent in Dollars of such amount, determined in good faith by the Borrower in a manner consistent with the way such amount is or would be reflected on the Borrower’s audited consolidated financial statements for the fiscal year in which such determination is made.

B. “Domestic Project” means any Project located in the 48 states that comprise the continental United States of America or in the District of Columbia.

C. “Foreign Project” means any Project located in (i) the United Kingdom, or (ii) France, or (iii) Germany, or (iv) Switzerland.

3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

A. Dollar Equivalent. The following shall be added as new Section 1.6 to the Loan Agreement:

“1.6. Dollar Equivalent. Notwithstanding anything contained herein to the contrary, for purposes of any determination under Article 4, Article 5 or Article 6, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than Dollars shall be translated into the Dollar Equivalents of such amounts.”

B. Interpretation of Terms. Section 11.2 of the Credit Agreement “[Intentionally Omitted]” is hereby deleted in its entirety and replaced with the following:

11.2. Interpretation of Terms. The parties to this Agreement agree that the following terms used herein shall have the correlative meanings ascribed to such terms or concepts in the United Kingdom:

(i) “leasehold mortgage”;

(ii) “fee simple”;

(iii) “fee owner”;

(iv) “first mortgage financing”;

(v) “Phase I report”; and

(vi) “Phase II report”.

4. Total Unencumbered Asset Value Calculation. As of the Effective Date, Schedule 3 to Exhibit B (Total Unencumbered Asset Value Calculation) to the Loan Agreement is hereby deleted in its entirety and replaced with the attached Schedule 3 to Exhibit B.

5. Schedule of Subsidiaries and Projects. As of the Effective Date, Schedule 4.4 (Subsidiaries) and Schedule 4.19 (Projects) to the Loan Agreement are hereby deleted in their entirety and replaced with the attached Schedule 4.4 and Schedule 4.19.

6. Guarantor. Guarantor (a) consents to the terms and conditions of this Amendment; and (b) reaffirms the Guaranty and confirms and agrees that, notwithstanding this Amendment and consummation of the transactions contemplated thereby, the Guaranty and all of such Guarantor’s covenants, obligations, agreements, waivers, and liabilities set forth in the Guaranty continue in full force and effect in accordance with their terms, modified only to the extent specifically set forth in this Amendment.

7. Full Force and Effect. Except as amended hereby, the terms and provisions of the Loan Agreement and the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents.

8. References to Loan Documents; Capitalized Terms. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

9. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrower and the Lenders and their respective heirs, executors, administrators, successors and assigns.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

11. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto; and

(b) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of the Borrower, as Administrative Agent may require evidencing the identity, authority and capacity of each officer of the Borrower authorized to act in connection with this Amendment.

12. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof that (i) the representations and warranties of Borrower, contained in Article 4 of the Loan Agreement (as amended by this Amendment) are true and correct in all material respects and (ii) no Event of Default or Default has occurred and is continuing.

13. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Remainder of Page Left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BORROWER:

BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole
General Partner

	By:	/s/ Robert Sistek

	Name:	Robert Sistek
	Title:	Vice President, Finance

Address:

BioMed Realty, L.P. 17190 Bernardo Center Drive
San Diego, CA 92128
Attn: Vice President, Real Estate Counsel
Telephone: (858) 207-5850
Facsimile: (858) 485-9843

GUARANTOR (solely with respect to Section 6):

BIOMED REALTY TRUST, INC., a Maryland corporation

By:	/s/ Robert Sistek

Name:	Robert Sistek
Title:	Vice President, Finance

Address:

BioMed Realty, L.P. 17190 Bernardo Center Drive
San Diego, CA 92128
Attn: Vice President, Real Estate Counsel
Telephone: (858) 207-5850
Facsimile: (858) 485-9843

Signature Page

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Michael P. Szuba
Print Name: Michael P. Szuba
Title: Vice President

Address:

KeyBank—Real Estate Capital
127 Public Square, 8th Floor
Mail Code: OH-01-27-0839
Cleveland, OH 44114
Telephone: (216) 689-5984
Facsimile: (216) 689-4997
Attention: Michael P. Szuba

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Michael P. Szuba
Print Name: Michael P. Szuba
Title: Vice President

Address:

KeyBank—Real Estate Capital
127 Public Square, 8th Floor
Mail Code: OH-01-27-0839
Cleveland, OH 44114
Phone: (216) 689-5989
Facsimile: (216) 689-4997
Attention: Michael P. Szuba

Signature Page

WELLS FARGO BANK, N.A., individually and
as Syndication Agent

By:	/s/ Dale Northup

Print Name: Dale Northup
Title: Vice President

Address:

Wells Fargo Bank, N.A.
401 B Street, Suite 1100
San Diego, CA 92101
Telephone: (619) 699-3025
Facsimile: (619) 699-3105
Attention: Dale Northup, Vice President

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
a national banking association, individually and as Documentation Agent

By:	/s/ Michael Paris
Name: Michael Paris
Title: Senior Vice President

Address:

U.S. Bank National Association
4747 Executive Drive, 3rd Floor
San Diego, CA 92121
Telephone: (858) 334-0703
Facsimile: (858) 334-0797
Attention: Michael Paris

Signature Page

RAYMOND JAMES BANK, N.A.

By:	/s/ Alexander L. Rody
Print Name: Alexander L. Rody
Title: Senior Vice President

Address:

710 Carillon Parkway
St. Petersburg, FL 33716
Telephone: (727) 567-4196
Facsimile: (727) 567-8830
Attention: Thomas G. Scott

Signature Page

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Print Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Print Name: Mary E. Evans
Title: Associate Director

Address:

677 Washington Boulevard
Stamford, CT 06901
Telephone: (203) 719-3167
Facsimile: (203) 719-3888
Attention: Banking Products Services

Signature Page

MORGAN STANLEY BANK, N.A.

By:	/s/ Nick Zangari
Print Name: Nick Zangari
Title: Authorized Signatory

By:
Print Name:
Title:

Address:

One Utah Center
201 South Main Street, 5th Floor
Salt Lake City, UT 84111
Telephone: (801) 236-3655
Facsimile: (718) 233-0967
Attention: Carrie D. Johnson

And to:

Morgan Stanley Loan Servicing
1300 Thames Street Wharf, 4th Floor
Baltimore, MD 21231
Telephone: (443) 627-4355

Signature Page

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ James Rolison
Print Name: James Rolison
Title: Managing Director

By:	/s/ George R. Reynolds
Print Name: George R. Reynolds
Title: Director

Address:

Deutsche Bank Securities, Inc.
200 Crescent Court, Suite 550
Dallas, TX 75201
Telephone: (214) 740-7904
Facsimile: (214) 740-7910
Attention: Linda Davis, Director

Signature Page

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William G. Karl
Print Name: William G. Karl
Title: General Manager

Address:

601 South Figueroa Street, Suite 1800
Los Angeles, CA 90017
Telephone: (213) 452-7800
Facsimile: (213) 623-6832
Attention: J.D. Benko

Signature Page

RBS CITIZENS, N.A.

By:	/s/ Samuel A. Bluso
Print Name: Samuel A. Bluso
Title: Senior Vice President

Address:

RBS Citizens, N.A.
1215 Superior Avenue
Cleveland, OH 44114
Telephone: (216) 277-0744
Facsimile: (216) 277-4600
Attention: R.J. Quinn

Signature Page

REGIONS BANK

By:	/s/ Paul E. Burgan
Print Name: Paul E. Burgan
Title: Vice President

Address:

3050 Peachtree Road NW, Suite 400
Atlanta, GA 30305
Telephone: (404) 995-7648
Facsimile: (404) 279-7475
Attention: Paul Burgan, Vice President

Signature Page

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tyler Lowry
Print Name: Tyler Lowry
Title: Vice President

Address:

c/o PNC Real Estate
575 Market St, 28th Floor
Mailstop XX-XMSF-28-1
San Francisco, CA 94105
Telephone: (415) 733-1564
Facsimile: (415) 733-1555

Signature Page

COMERICA BANK

By:	/s/ Charles Weddell
Print Name: Charles Weddell
Title: Vice President

Address:

3551 Hamlin Road, MC2390
Auburn Hills, MI 48326
Telephone: (248) 371-6283
Facsimile: (248) 371-7920
Attention: Charles Weddell, Vice President

Signature Page

TD BANK, N.A.

By:	/s/ Mauricio Duran
Print Name: Mauricio Duran
Title: Vice President

Address:

Commercial Real Estate Lending
TD Bank, N.A.
200 State Street, 8th Floor
Boston, MA 02109
Telephone: (617) 737-3626
Facsimile: (617) 737-0238
Attention: Mauricio Duran, Vice President

Signature Page

SOVEREIGN BANK

By:	/s/ Peter A. Olivier
Print Name: Peter A. Olivier
Title: Senior Vice President

Address:

75 State Street
Boston, MA 02109
Telephone: (617) 346-7314
Facsimile: (617) 757-5852
Attention: Amit Shah, Credit Officer

Signature Page

THE BANK OF EAST ASIA, LIMITED, LOS ANGELES BRANCH

By:	/s/ Chong Tan
Print Name: Chong Tan
Title: Vice President and Credit Manager

By:	/s/ David Loh
Print Name: David Loh
Title: EVP & Chief Lending Officer

Address:

388 East Valley Boulevard, Suite 218
Alhambra, CA 91801
Telephone: (626) 656-8838
Facsimile: (626) 656-8833
Attention: Jonathan Kuo

Signature Page

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH

By:	/s/ Luke Hwang
Printed Name: Luke Hwang
Title: VP & Deputy GM

Address:

65 Liberty Street
New York, NY 10005
Telephone: (212) 815-9117
Facsimile: (212) 766-5006
Attention: Lucy Chen

Signature Page

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:	/s/ Eric Y.S. Tsai
Print Name: Eric Y.S. Tsai
Title: Vice President and General Manager

Address:

685 Third Avenue, 29th Floor
New York, NY 10017

Signature Page

SCHEDULE 3 TO EXHIBIT B

Contributions of Unencumbered Projects to Total Unencumbered Asset Value (All amounts previously multiplied by BioMed Pro Rata Share or Consolidated Group Pro Rata Share where applicable)

Property Description	Adjusted NOI*	Applicable Capitalization Rate	Cost Basis or Acquisition Cost **	Contribution to Total Unencumbered Asset Value Before Reductions
1.	$		$	$

2.	$		$	$

.	$		$	$

$

Single Project Concentration Reduction***				($	)

Non-Wholly Owned Reduction****				($	)

Unstabilized Project Reduction*****				($	)

Unencumbered Land Parcel Reduction******				($	)

Foreign Project Reduction*******				($	)

$

*	For Unencumbered Projects other than Unstabilized Projects and Projects acquired after first day of applicable Fiscal Quarter
**	For Unencumbered Projects that are Unstabilized Projects or are Projects acquired after first day of applicable Fiscal Quarter
***	No individual Income-Producing Project may contribute more than 20% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.
****	Unencumbered Projects not owned by Borrower or a Wholly-Owned Subsidiary in the aggregate cannot contribute more than 10% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.
*****	Unstabilized Projects in the aggregate cannot contribute more than 10% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.
******	Unencumbered land parcels in the aggregate cannot contribute over 5% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.
*******	Foreign Projects in the aggregate cannot contribute over 15% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.

SCHEDULE 4.4

SUBSIDIARIES

NAME OF SUBSIDIARY	FORM OF LEGAL ENTITY	OWNERSHIP	JURISDICTION
1. BioMed Realty, L.P.	Limited Partnership	0.2% GP Interest by BioMed Realty Trust, Inc. 97.9% LP Interest by BioMed Realty Trust, Inc. 1.9% LP Interest by others	Maryland

2. BioMed Realty Holdings, Inc.	Corporation	100% by BioMed Realty, L.P.	Maryland

3. BioMed Realty Trust, Inc. REIT Qualification Trust	Trust	100% Beneficiary is BioMed Realty Holdings, Inc.	California

4. BMR-GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

5. BioMed Realty LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

6. BioMed Realty Development LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

7. BMR-JV I Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

8. BMR-JV II Holdings LLC	Limited Liability Company	100% by BioMed Realty Holdings, Inc.	Delaware

9. BioMed Ventures LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

10. BMR LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

11. BMV Direct LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

12. BMR-217th Place LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

13. BMR-270 Albany Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

14. BMR-34790 Ardentech Court LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

15. BMR-34175 Ardenwood Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

16. 34175 Ardenwood Venture, LLC	Limited Liability Company	87.5% Membership Interest by BMR-34175 Ardenwood Boulevard LLC 12.5% Membership Interest by Tarlton-Wohl Venture Nine, LLC	Delaware

17. BMR-Ardsley Park LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

18. BMR-8808 Balboa Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	California

19. BMR-Bayshore Boulevard LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

20. BMR-6411 Beckley Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

21. Guilford Real Estate Trust 1998-1	Grantor Trust	100% Beneficiary is BioMed Realty, L.P., Trustee is BMR-6411 Beckley Street LLC	Utah

22. BMR-9900 Belward Campus LLC	Limited Liability Company	100% by BMR-9900 Belward Campus Holdings LLC	Delaware

23. BMR-9900 Belward Campus Borrower LLC	Limited Liability Company	100% by BMR-9900 Belward Campus Holdings LLC	Delaware

24. BMR-9900 Belward Campus Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

25. BMR-9901 Belward Campus LLC	Limited Liability Company	100% by BMR-9901 Belward Campus Holdings LLC	Delaware

26. BMR-9901 Belward Campus Borrower LLC	Limited Liability Company	100% by BMR-9901 Belward Campus Holdings LLC	Delaware

27. BMR-9901 Belward Campus Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

28. BMR-Belward Campus Drive LSM LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Maryland

29. BMR-9920 Belward Campus Q LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Rhode Island

30. BMR-17190 Bernardo Center Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

31. BMR-Blackfan Circle LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

32. BMR-Bridgeview LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

33. BMR-Bridgeview II LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

34. BMR-Broadway LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

35. BMR-550 Broadway LP (f/k/a BMR-Cray LP)	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

36. BMR-Bunker Hill LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

37. BMR-58 Charles Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

38. BMR-134 Coolidge Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

39. BMR-6300 Dumbarton Circle LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

40. BMR-350 E Kendall F LLC	Limited Liability Company	100% by BMR-PR II LLC	Delaware

41. BMR-650 E Kendall B LLC	Limited Liability Company	100% by BMR-PR II LLC	Delaware

42. BMR-475 Eccles Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

43. BMR-2600 Eisenhower Road LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

44. BMR-201 Elliott Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

45. BMR-21 Erie Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

46. BMR-40 Erie Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

47. BMR-Executive Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

48. BMR-4570 Executive Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

49. BMR-500 Fairview Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

50. BMR-530 Fairview Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

51. BMR-2282 Faraday Avenue LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

52. BMR-Fresh Pond Research Park LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

53. BMR-700 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

54. BMR-750,800,850 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

55. BMR-900 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

56. BMR-1000 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

57. BMR-Gateway/Oyster LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

58. BMR-Gazelle LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

59. BMR-350 George Patterson Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

60. Granta Park JCo 1 Limited	Company Limited by Shares	100% by BMR LLC	Jersey

61. BMR-7 Graphics Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

62. BMR-Hampshire LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

63. BMR-201 Industrial Road LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

64. BMR-3525 John Hopkins LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

65. BMR-3545-3575 John Hopkins LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

66. BMR-6500 Kaiser Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

67. BMR-450 Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

68. BMR-500 Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

69. BMR-Kendall Development LLC	Limited Liability Company	100% by BMR-PR II TRS LLC	Delaware

70. BMR-Kendall Holdings LLC	Limited Liability Company	100% by BMR-PR II TRS LLC	Delaware

71. BMR-145 King of Prussia Road GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

72. BMR-145 King of Prussia Road LP	Limited Partnership	99.5% LP Interest by BioMed Realty, L.P. 0.5% GP Interest by BMR-145 King of Prussia Road GP LLC	Delaware

73. BMR-Landmark at Eastview LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

74. 10165 McKellar Court, L.P.	Limited Partnership	22% GP Interest by BMR-10165 McKellar Court GP LLC 78% LP Interest by Quidel Corporation	California

75. BMR-10165 McKellar Court GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	California

76. BMR-Medical Center Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

77. BMR-3450 Monte Villa Parkway LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

78. BMR-6114-6154 Nancy Ridge Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

79. BMR-6828 Nancy Ridge Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P. BioMed Realty LLC is Managing Member	Delaware

80. BMR-One Research Way LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

81. BMR-180 Oyster Point LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

82. BMR-200 Oyster Point LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

83. BMR-Pacific Center LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

84. BMR-Pacific Research Center LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

85. BMR-3500 Paramount Parkway LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

86.BMR-Patriot LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

87. BMR-335-395 Phoenixville Pike LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

88. BMR-PR II LLC	Limited Liability Company	20% BMR-JV I Holdings LLC, 80% Prudential	Delaware

89. BMR-PR II TRS LLC	Limited Liability Company	20% BMR-JV II Holdings LLC, 80% Prudential	Delaware

90. BMR-Research Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

91. BMR-Road to the Cure LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

92. BMR-Rogers Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

93. BMR-10240 Science Center Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

94. BMR-10255 Science Center LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

95. BMR-Shady Grove Road HQ LLC	Limited Liability Company	100% by BMR-Shady Grove Holdings LLC	Maryland

96. BMR-Shady Grove Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

97. BMR-Shady Grove B LLC	Limited Liability Company	100% by BMR-Shady Grove Holdings LLC	Delaware

98. BMR-Shady Grove D LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

99. BMR-200 Sidney Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

100. BMR-Sorrento Plaza LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

101. BMR-Sorrento Valley Boulevard LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

102. BMR-11388 Sorrento Valley Road LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

103. BMR-Sorrento West LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

104. BMR-Spring Mill Drive GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

105. BMR-Spring Mill Drive, LP	Limited Partnership	1% GP Interest by BMR-Spring Mill Drive GP LLC 99% LP Interest by BioMed Realty, L.P.	Delaware

106. BMR-Summers Ridge LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

107. BMR-Torreyana LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

108. BMR-9865 Towne Centre LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

109. BMR-9885 Towne Centre LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

110. BMR-Trade Centre Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

111. BMR-6611 Tributary Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Maryland

112. BMR-900 Uniqema Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

113. BMR-1000 Uniqema Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

114. BMR-325 Vassar Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

115. BMR-3200 Walnut Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

116. BMR-Waples LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

117. BMR-Wateridge LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

118. BMR-675 West Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

119. BMR-50 West Watkins Mill LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

120. BMR-West Watkins Mill LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

121. BMR-Weston LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.19

PROJECTS

Property Name		Ownership
1.	1522 217th Place S.E. Bothell, Washington 98021	Fee Simple

2.	270 Albany Street Cambridge, Massachusetts 02139-4210	Fee Simple

3.	34790 Ardentech Court Fremont, California 94555-3657	Fee Simple

4.	34175 Ardenwood Boulevard Fremont, California 94555	Fee Simple*

5.	Ardsley Park (410, 420, 430, 440, 444 and 460 Saw Mill River Road, Ardsley, New York 10502)	Fee Simple

6.	8808 Balboa Avenue San Diego, California 92123	Fee Simple

7.	3240, 3260, 3280 Bayshore Blvd Brisbane, California 94005	Fee Simple

8.	6411 Beckley Street Baltimore, Maryland 21224	Fee Simple

9.	9900 Belward Campus Drive Rockville, Maryland 20850	Fee Simple

10.	9901 Belward Campus Drive Rockville, Maryland 20850	Fee Simple

11.	9911 Belward Campus Blvd Rockville, Maryland 20850	Fee Simple

12.	9920 Belward Campus Drive Rockville, Maryland 20850	Fee Simple

13.	320 Bent Street Cambridge, Massachusetts 02142	Leasehold Interest

14.	301 Binney Street Cambridge, Massachusetts 02142	Leasehold Interest

15.	301 Binney Street Garage Cambridge, Massachusetts 02142	Leasehold Interest

Property Name		Ownership
16.	Kendall Crossing Apartments (157 Sixth Street Cambridge, Massachusetts 02142)	Leasehold Interest

17.	17190 Bernardo Center Drive San Diego, California 92128	Fee Simple

18.	3 Blackfan Circle Boston, Massachusetts 02115	Fee Simple

19.	Bridgeview Technology Park (24500 Clawiter Road 24600 Industrial Boulevard 24546 Industrial Boulevard Hayward, California 94545)	Fee Simple

20.	Bridgeview Technology Park II (24590 Clawiter Road Hayward, California 94545)	Fee Simple

21.	210 Broadway Cambridge, Massachusetts 02139	Fee Simple

22.	550 Broadway Avenue Redwood City, CA 94063	Fee Simple

23.	3030 Bunker Hill Street San Diego, California 92109	Fee Simple

24.	58 Charles Street Cambridge, Massachusetts 02141	Fee Simple

25.	134 Coolidge Avenue Watertown, Massachusetts 02472	Fee Simple

26.	6300 Dumbarton Circle Fremont, California 94555	Fee Simple

27.	350 Kendall Street Cambridge, Massachusetts 02142	Fee Simple*

28.	650 E Kendall Street Cambridge, Massachusetts 02142	Fee Simple*

29.	475 Eccles Avenue South San Francisco, California 94080	Fee Simple

30.	2600 Eisenhower Road Norristown, Pennsylvania 19403	Fee Simple

31.	201 Elliott Avenue Seattle, Washington 98119	Fee Simple

Property Name		Ownership
32.	21 Erie Street Cambridge, Massachusetts 02139	Fee Simple

33.	40 Erie Street Cambridge, Massachusetts 02139-4254	Fee Simple

34.	47 Erie Street Cambridge, Massachusetts 02139	Fee Simple

35.	4775 and 4785 Executive Drive San Diego, California 92121	Fee Simple

36.	4570 Executive Drive San Diego, California 92121	Fee Simple

37.	500 Fairview Avenue Seattle, Washington 98109	Leasehold Interest

38.	530 Fairview Avenue Seattle, Washington 98109	Fee Simple

39.	2282 Faraday Avenue Carlsbad, California 92008	Fee Simple

40.	Fresh Pond Research Park (25, 27/31, 33/45, 51 and 61 Moulton Street and 665 Concord Avenue Cambridge, Massachusetts 02138)	Fee Simple

41.	700 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

42.	750, 800, and 850 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

43.	900 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

44.	1000 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

45.	Pacific Research Center (7333, 7555, 7575, 7677, 7707, 7979, 7999, 7700, 7600, and 7500 Gateway Boulevard, Newark, California 94560)	Fee Simple

46.	2855 Gazelle Court Carlsbad, California 92010	Fee Simple

47.	350 George Patterson Boulevard Bristol, Pennsylvania 19007	Fee Simple

48.	7 Graphics Drive Ewing, New Jersey 08628	Fee Simple

Property Name		Ownership
49.	Granta Park Great Abingdon, Cambridge, England CB21 6GP	Freehold Estate

50.	50/60 Hampshire Street Cambridge, Massachusetts 02139	Fee Simple

51.	201 Industrial Road San Carlos, California 94070	Fee Simple

52.	3525 John Hopkins Court San Diego, California 92121	Fee Simple

53.	3545-3575 John Hopkins Court San Diego, California 92121	Fee Simple

54.	6500 Kaiser Drive Fremont, California 94555	Fee Simple

55.	450 Kendall Street Cambridge, Massachusetts 02142-1108	Leasehold Interest

56.	500 Kendall Street Cambridge, Massachusetts 02142-1108	Fee Simple

57.	145 King of Prussia Road Radnor, Pennsylvania 19087	Fee Simple

58.	Landmark at Eastview (735, 745,755, 765, 767, 769, 771, 777 Old Saw Mill River Rd., Tarrytown, New York 10591) (1 Saw Mill River Road, Hawthorne, New York 10532)	Fee Simple

59.	10165 McKellar Court San Diego, California 92121	Fee Simple*

60.	9704 and 9708 – 9714 Medical Center Drive Rockville, Maryland 20859	Fee Simple

61.	3450-3451 Monte Villa Parkway Bothell, Washington 98021	Fee Simple

62.	6114, 6118, 6122, 6124, 6126 and 6154 Nancy Ridge Drive, San Diego, California 92121	Fee Simple

63.	6828 Nancy Ridge Drive San Diego, California 92121	Fee Simple

64.	One Research Way Princeton, New Jersey 08536	Fee Simple

Property Name		Ownership
65.	180 Oyster Point Boulevard South San Francisco, California 94080-7023	Fee Simple

66.	200 Oyster Point Boulevard South San Francisco, California 94080-7023	Fee Simple

67.	5870 and 5880 Pacific Center Boulevard San Diego, California 92121	Fee Simple

68.	3500 Paramount Parkway Morrisville, North Carolina 27560	Fee Simple

69.	3908 Patriot Drive Durham, North Carolina 27703	Fee Simple

70.	335-339 Phoenixville Pike Malvern, Pennsylvania 19355	Fee Simple

71.	1701 and 1711 Research Boulevard Rockville, Maryland 20850	Fee Simple

72.	10835 Road to the Cure San Diego, California 92121	Fee Simple

73.	10240 Science Center Drive San Diego, California 92121	Fee Simple

74.	10255 Science Center Drive San Diego, California 92121	Fee Simple

75.	14200 Shady Grove Road Rockville, Maryland 20850	Fee Simple

76.	200 Sidney Street Cambridge, Massachusetts 02139	Fee Simple

77.	11404 and 11408 Sorrento Valley Road San Diego, California 92121	Fee Simple

78.	4215 Sorrento Valley Boulevard San Diego, California 92121	Fee Simple

79.	11388 Sorrento Valley Road San Diego, California 92121	Fee Simple

80.	11080, 11100, 11120 and 11180 Roselle Street and 11055, 11095, 11111, 11125, and 11175 Flintkote Avenue, San Diego, California 92121	Fee Simple

81.	2-30 Spring Mill Drive Malvern, Pennsylvania 19355	Fee Simple

Property Name		Ownership
82.	9965 – 9995 Summers Ridge Road San Diego, California 92121	Fee Simple

83.	11010 Torreyana Road San Diego, California 92037	Fee Simple

84.	9855 and 9865 Towne Centre Drive San Diego, California 92121	Fee Simple

85.	9875 and 9885 Towne Centre Drive San Diego, California 92121	Fee Simple

86.	2600 and 2620 Trade Centre Avenue Longmont, Colorado 80503	Fee Simple

87.	6611 Tributary Street Baltimore, Maryland 21224	Fee Simple

88.	900 Uniqema Boulevard New Castle, Delaware 19720	Fee Simple

89.	1000 Uniqema Boulevard New Castle, Delaware 19720	Fee Simple

90.	325 Vassar Street Cambridge, Massachusetts 02139-4818	Fee Simple

91.	9535 Waples Street San Diego, California 92121	Fee Simple

92.	1825, 1865, 1885 33rd Street/ 3200 Walnut Street Boulder, Colorado 80301	Fee Simple

93	10420, 10480, 10520 Wateridge Circle San Diego, California 92121	Fee Simple

94.	675 West Kendall Street Cambridge, Massachusetts 02142-1110	Fee Simple

95.	50 West Watkins Mill Road Gaithersburg, Maryland 20878	Fee Simple

96.	55 and 65 West Watkins Mill Road Gaithersburg, Maryland 20878	Fee Simple

97.	3000 Weston Parkway Cary, North Carolina 27513	Fee Simple

*	Such properties are owned by Investment Affiliates of Borrower.